SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 24, 2008
Date of Report (Date of earliest event reported)
WHITING USA TRUST I
(Exact name of Registrant as specified in its charter)

Delaware	001-34026	26-6053936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)
(800) 852-1422
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On April 24, 2008 Whiting USA Trust I (the “Trust”) entered into an underwriting agreement (the “Underwriting Agreement”) with Whiting Petroleum Corporation (“Whiting”) and the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering by Whiting of 10,850,000 units of beneficial interest in the Trust (“Trust Units”). Pursuant to the Underwriting Agreement, Whiting granted the Underwriters a 30-day option to purchase an additional 1,627,500 Trust Units (the “Option”) to cover over-allotments, if any. The transactions contemplated by the Underwriting Agreement, which included the sale of 827,500 Trust Units pursuant to the Option, were consummated on April 30, 2008. The proceeds (net of underwriting discounts and estimated expenses) received by Whiting from the sale of 11,677,500 Trust Units were approximately $215 million. The Trust received no proceeds from the sale of the Trust Units. The description of the Underwriting Agreement contained in the section entitled “Underwriting” of the Trust’s final prospectus dated April 24, 2008 (File No. 333-147543) and filed on April 25, 2008 with the Commission pursuant to Rule 424(b)(4) under the Securities Act (the “Final Prospectus”) is incorporated herein by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     On April 30, 2008 Whiting Oil and Gas Corporation (“Whiting O&G”) and Equity Oil Company (“Equity Oil”) (each of which is a direct or indirect subsidiary of Whiting) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”) of the Trust, not in its individual capacity but solely as trustee of the Trust, entered into a Conveyance of Net Profits Interest (the “Conveyance”) pursuant to which Whiting O&G and Equity Oil transferred to the Trust a term net profits interest that represents the right to receive 90% of the net proceeds from the sale of production of 9.11 million barrels of oil equivalent (which is equivalent to 8.20 million barrels of oil equivalent attributable to the net profits interest) from certain producing properties in which Whiting O&G and Equity Oil hold interests. The description of the Conveyance contained in the section entitled “Computation of Net Proceeds” of the Final Prospectus is incorporated herein by reference. A copy of the Conveyance is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     On April 30, 2008 Whiting O&G and the Trustee of the Trust, in its capacity as trustee of the Trust, entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which, in connection with the Conveyance, Whiting O&G agreed to provide the Trust with accounting, bookkeeping and informational services relating to the net profits interest in exchange for an annual administrative services fee of $200,000 to be paid to Whiting O&G on a quarterly basis. The description of the Administrative Services Agreement contained in the section entitled “The Trust” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
     On April 30, 2008 Whiting and the Trustee, in its capacity as trustee of the Trust, entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Whiting, its affiliates and certain permitted transferees holding registrable securities would be entitled, beginning 180 days after the date of the Registration Rights Agreement and upon receipt by the Trustee of written notice from holders of a majority of the registrable securities, to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933, as amended (the “Securities Act”). The holders of the registrable securities are entitled to demand a maximum of three such registrations and will have piggyback registration rights in certain circumstances. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale” of the Final Prospectus is incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 30, 2008 Whiting O&G, Equity Oil, Wilmington Trust Company, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the initial public offering of the Trust Units. The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 24, 2008, by and among Whiting Petroleum Corporation, Whiting USA Trust I, and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of Whiting USA Trust I, dated April 30, 2008, by and among Whiting Petroleum Corporation, The Bank of New York Trust Company, N.A., as Trustee, and Wilmington Trust Company, as Delaware Trustee.

10.1	Conveyance of Net Profits Interest, dated April 30, 2008, from Whiting Oil and Gas Corporation and Equity Oil Company to The Bank of New York Trust Company, N.A., as Trustee of Whiting USA Trust I.

10.2	Administrative Services Agreement, dated April 30, 2008, by and between Whiting Oil and Gas Corporation and The Bank of New York Trust Company, N.A. as Trustee of Whiting USA Trust I.

10.3	Registration Rights Agreement, dated April 30, 2008, by and between Whiting Petroleum Corporation and The Bank of New York Trust Company, N.A. as Trustee of Whiting USA Trust I.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING USA TRUST I
(Registrant)

By:	The Bank of New York Trust Company, N.A. as Trustee

/s/ Mike J. Ulrich

Mike J. Ulrich Vice President
Dated: April 30, 2008

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 24, 2008, by and among Whiting Petroleum Corporation, Whiting USA Trust I, and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of Whiting USA Trust I, dated April 30, 2008, by and among Whiting Petroleum Corporation, The Bank of New York Trust Company, N.A., as Trustee, and Wilmington Trust Company, as Delaware Trustee.

10.1	Conveyance of Net Profits Interest, dated April 30, 2008, from Whiting Oil and Gas Corporation and Equity Oil Company to The Bank of New York Trust Company, N.A., as Trustee of Whiting USA Trust I.

10.2	Administrative Services Agreement, dated April 30, 2008, by and between Whiting Oil and Gas Corporation and The Bank of New York Trust Company, N.A. as Trustee of Whiting USA Trust I.

10.3	Registration Rights Agreement, dated April 30, 2008, by and between Whiting Petroleum Corporation and The Bank of New York Trust Company, N.A. as Trustee of Whiting USA Trust I.